KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Board of Directors of MML Bay State Life Insurance Company and Policy Owners of MML Bay State Variable Life Separate Account I:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the divisions listed in the Appendix that comprise MML Bay State Variable Life Separate Account I (the Divisions), as of December 31, 2025, the related statements of operations and changes in net assets for each of the years listed in the Appendix, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Divisions as of December 31, 2025, the results of their operations, and changes in their net assets for each of the years listed in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Divisions’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Divisions in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2025, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MML Bay State Life Insurance Company separate account investment companies since 2004.

Boston, Massachusetts

March 10, 2026

LA2048	F-1

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

LA2048                                                                  F-2
Appendix A
MML Bay State Variable Life Separate Account I was comprised of the following divisions of as December 31,
2025.
Divisions

Fidelity® VIP Contrafund® Division
Invesco V.I. Discovery Large Cap Division*
Invesco V.I. Discovery Mid Cap Growth Division
Invesco V.I. Global Division
Invesco V.I. Global Strategic Income Division
LVIP American Century Disciplined Core Value Division*
MML Blend Division
MML Equity Division
MML Equity Index Division
MML Invesco Small Cap Equity Division*
MML Managed Bond Division
MML U.S. Government Money Market Division
T. Rowe Price Mid-Cap Growth Division
*See Note 2 to the financial statements for the previous name of this division.
See Notes to Financial Statements

MML Bay State Variable Life Separate Account I
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2025

						LVIP American
	Fidelity®	Invesco V.I.	Invesco V.I.		Invesco V.I.	Century
	VIP	Discovery	Discovery	Invesco V.I.	Global	Disciplined	MML
	Contrafund®	Large Cap	Mid Cap Growth	Global	Strategic Income	Core Value	Blend
	Division	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	899,034	1,755,061	1,126,730	2,721,125	1,308,610	1,325,638	4,696,547
Identified cost	$41,232,860	$86,399,083	$82,745,208	$101,266,269	$6,138,167	$11,745,795	$98,697,761
Value	$53,843,148	$111,007,631	$84,741,349	$103,266,681	$5,980,350	$12,832,175	$108,736,007
Receivable from MML Bay State Life Insurance Company	—	—	—	4	4	—	43,941
Total assets	53,843,148	111,007,631	84,741,349	103,266,685	5,980,354	12,832,175	108,779,948

LIABILITIES
Payable to MML Bay State Life Insurance Company	—	3	2	—	—	—	—
Total liabilities	—	3	2	—	—	—	—

NET ASSETS	$53,843,148	$111,007,628	$84,741,347	$103,266,685	$5,980,354	$12,832,175	$108,779,948

Outstanding units
Policy owners	4,912,264	6,438,078	8,473,089	8,246,292	1,580,228	2,827,212	10,333,244

UNIT VALUE
Variable Life (Note 3G)	$—	$—	$—	$—	$—	$—	$—
Variable Life Plus	—	—	—	5.92	—	—	16.73
Variable Life Select	10.96	17.24	10.00	15.69	3.78	4.54	7.56
See Notes to Financial Statements

MML Bay State Variable Life Separate Account I
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2025

			MML
		MML	Invesco	MML	MML	T. Rowe Price
	MML	Equity	Small	Managed	U.S. Government	Mid-Cap
	Equity	Index	Cap Equity	Bond	Money Market	Growth
	Division	Division	Division	Division	Division	Division
ASSETS
Investments
Number of shares	10,817,798	1,091,345	943,800	966,477	6,430,414	1,764,844
Identified cost	$287,979,704	$32,720,570	$9,575,210	$11,608,857	$6,430,414	$49,790,801
Value	$334,188,817	$38,098,863	$10,059,796	$10,797,895	$6,430,414	$46,238,910
Receivable from MML Bay State Life Insurance Company	29,835	—	1	3,970	—	—
Total assets	334,218,652	38,098,863	10,059,797	10,801,865	6,430,414	46,238,910

LIABILITIES
Payable to MML Bay State Life Insurance Company	—	—	—	—	2,425	—
Total liabilities	—	—	—	—	2,425	—

NET ASSETS	$334,218,652	$38,098,863	$10,059,797	$10,801,865	$6,427,989	$46,238,910

Outstanding units
Policy owners	29,449,738	5,911,796	1,363,642	2,700,128	3,693,668	4,961,984

UNIT VALUE
Variable Life (Note 3G)	$—	$—	$—	$—	$—	$—
Variable Life Plus	20.79	6.23	—	6.30	2.45	8.38
Variable Life Select	8.75	6.64	7.38	3.32	1.64	10.31
See Notes to Financial Statements

MML Bay State Variable Life Separate Account I
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For The Year Ended December 31, 2025

						LVIP American
	Fidelity®	Invesco V.I.	Invesco V.I.		Invesco V.I.	Century
	VIP	Discovery	Discovery	Invesco V.I.	Global	Disciplined	MML
	Contrafund®	Large Cap	Mid Cap Growth	Global	Strategic Income	Core Value	Blend
	Division	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$70,372	$—	$—	$—	$331,302	$203,116	$2,131,839
Interest income on Policy loans (Note 3F)	—	—	—	—	—	—	7,387
Total income	70,372	—	—	—	331,302	203,116	2,139,226

Expenses
Mortality and expense risk charge	276,281	580,750	461,948	514,148	31,249	66,956	487,614
Net investment income (loss)	(205,909)	(580,750)	(461,948)	(514,148)	300,053	136,160	1,651,612

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,582,307	1,634,638	331,038	272,451	(68,015)	(19,824)	227,166
Realized gain distribution	8,071,838	12,788,396	7,086,670	18,329,108	—	—	3,593,598
Realized gain (loss)	10,654,145	14,423,034	7,417,708	18,601,559	(68,015)	(19,824)	3,820,764

Change in net unrealized appreciation
(depreciation) of investments	(886,048)	(1,683,945)	(3,470,654)	(4,531,744)	430,003	1,526,977	6,681,869

Net gain (loss) on investments	9,768,097	12,739,089	3,947,054	14,069,815	361,988	1,507,153	10,502,633

Net increase (decrease) in net assets
resulting from operations	9,562,188	12,158,339	3,485,106	13,555,667	662,041	1,643,313	12,154,245
See Notes to Financial Statements

MML Bay State Variable Life Separate Account I
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2025

						LVIP American
	Fidelity®	Invesco V.I.	Invesco V.I.		Invesco V.I.	Century
	VIP	Discovery	Discovery	Invesco V.I.	Global	Disciplined	MML
	Contrafund®	Large Cap	Mid Cap Growth	Global	Strategic Income	Core Value	Blend
	Division	Division	Division	Division	Division	Division	Division
Capital transactions:
Transfers of net premiums	985,966	1,991,264	2,108,299	2,366,164	266,174	290,424	2,738,215
Transfers due to death benefits	(847,877)	(1,336,877)	(746,681)	(968,624)	(73,812)	(160,965)	(947,026)
Transfers due to withdrawal of funds	(1,209,145)	(2,959,016)	(2,895,542)	(3,412,683)	(238,917)	(518,479)	(2,925,653)
Transfers due to policy loans, net of repayments	(847,936)	(1,486,000)	(1,300,564)	(1,283,647)	(62,811)	(165,872)	(893,991)
Transfers due to cost of insurance	—	—	—	—	—	—	(96,974)
Transfers due to administrative charges	(1,603,550)	(3,126,621)	(2,733,622)	(3,262,962)	(266,887)	(372,811)	(4,099,448)
Transfers between divisions and
(to) from General Account	(234,901)	328,859	753,836	874,204	279,521	(39,451)	4,846,027

Net increase (decrease) in net assets
resulting from capital transactions	(3,757,443)	(6,588,391)	(4,814,274)	(5,687,548)	(96,732)	(967,154)	(1,378,850)
Total increase (decrease)	5,804,745	5,569,948	(1,329,168)	7,868,119	565,309	676,159	10,775,395

NET ASSETS, at beginning of the year	48,038,403	105,437,680	86,070,515	95,398,566	5,415,045	12,156,016	98,004,553

NET ASSETS, at end of the year	$53,843,148	$111,007,628	$84,741,347	$103,266,685	$5,980,354	$12,832,175	$108,779,948
See Notes to Financial Statements

MML Bay State Variable Life Separate Account I
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2025

			MML
		MML	Invesco	MML	MML	T. Rowe Price
	MML	Equity	Small	Managed	U.S. Government	Mid-Cap
	Equity	Index	Cap Equity	Bond	Money Market	Growth
	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$6,344,372	$427,858	$57,923	$410,362	$227,413	$—
Interest income on Policy loans (Note 3F)	50,955	—	—	3,832	—	—
Total income	6,395,327	427,858	57,923	414,194	227,413	—

Expenses
Mortality and expense risk charge	1,539,139	169,561	53,667	54,043	32,139	224,976
Net investment income (loss)	4,856,188	258,297	4,256	360,151	195,274	(224,976)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,703,749	848,804	289,891	(161,995)	—	519,753
Realized gain distribution	37,921,627	5,854,247	1,516,466	—	—	5,840,191
Realized gain (loss)	40,625,376	6,703,051	1,806,357	(161,995)	—	6,359,944

Change in net unrealized appreciation
(depreciation) of investments	4,116,067	(1,338,246)	(1,052,688)	569,893	—	(4,777,891)

Net gain (loss) on investments	44,741,443	5,364,805	753,669	407,898	—	1,582,053

Net increase (decrease) in net assets
resulting from operations	49,597,631	5,623,102	757,925	768,049	195,274	1,357,077
See Notes to Financial Statements

MML Bay State Variable Life Separate Account I
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2025

			MML
		MML	Invesco	MML	MML	T. Rowe Price
	MML	Equity	Small	Managed	U.S. Government	Mid-Cap
	Equity	Index	Cap Equity	Bond	Money Market	Growth
	Division	Division	Division	Division	Division	Division

Capital transactions:
Transfers of net premiums	8,645,508	509,007	207,817	676,472	330,560	794,085
Transfers due to death benefits	(2,639,866)	(599,756)	(298,729)	(240,789)	(19,858)	(1,063,883)
Transfers due to withdrawal of funds	(12,374,326)	(1,021,963)	(302,189)	(350,115)	(1,497,426)	(1,437,128)
Transfers due to policy loans, net of repayments	(3,554,765)	(344,566)	(143,063)	(111,449)	(27,680)	(600,116)
Transfers due to cost of insurance	(132,158)	—	—	(13,962)	(413)	—
Transfers due to administrative charges	(11,707,054)	(955,858)	(302,639)	(760,221)	(486,766)	(1,333,179)
Transfers between divisions and
(to) from General Account	1,087,307	588,559	76,022	163,209	1,767,893	(361,810)

Net increase (decrease) in net assets
resulting from capital transactions	(20,675,354)	(1,824,577)	(762,781)	(636,855)	66,310	(4,002,031)
Total increase (decrease)	28,922,277	3,798,525	(4,856)	131,194	261,584	(2,644,954)

NET ASSETS, at beginning of the year	305,296,375	34,300,338	10,064,653	10,670,671	6,166,405	48,883,864

NET ASSETS, at end of the year	$334,218,652	$38,098,863	$10,059,797	$10,801,865	$6,427,989	$46,238,910
See Notes to Financial Statements

MML Bay State Variable Life Separate Account I
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
For The Year Ended December 31, 2024

						LVIP American
	Fidelity®	Invesco V.I.	Invesco V.I.		Invesco V.I.	Century
	VIP	Capital	Discovery	Invesco V.I.	Global	Disciplined	MML
	Contrafund®	Appreciation	Mid Cap Growth	Global	Strategic Income	Core Value	Blend
	Division	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$85,051	$—	$—	$—	$167,382	$157,302	$1,800,626
Interest income on Policy loans (Note 3F)	—	—	—	—	—	—	8,316
Total income	85,051	—	—	—	167,382	157,302	1,808,942

Expenses
Mortality and expense risk charge	252,863	541,543	456,083	504,501	29,870	65,625	448,216
Net investment income (loss)	(167,812)	(541,543)	(456,083)	(504,501)	137,512	91,677	1,360,726

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,254,737	58,163	(619,522)	411,157	(94,761)	(63,955)	(491,452)
Realized gain distribution	5,391,478	—	—	5,491,251	—	—	899,048
Realized gain (loss)	7,646,215	58,163	(619,522)	5,902,408	(94,761)	(63,955)	407,596

Change in net unrealized appreciation
(depreciation) of investments	5,182,087	27,970,436	18,213,864	8,074,531	94,425	1,336,160	10,725,814

Net gain (loss) on investments	12,828,302	28,028,599	17,594,342	13,976,939	(336)	1,272,205	11,133,410

Net increase (decrease) in net assets
resulting from operations	12,660,490	27,487,056	17,138,259	13,472,438	137,176	1,363,882	12,494,136
See Notes to Financial Statements

MML Bay State Variable Life Separate Account I
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

						LVIP American
	Fidelity®	Invesco V.I.	Invesco V.I.		Invesco V.I.	Century
	VIP	Capital	Discovery	Invesco V.I.	Global	Disciplined	MML
	Contrafund®	Appreciation	Mid Cap Growth	Global	Strategic Income	Core Value	Blend
	Division	Division	Division	Division	Division	Division	Division
Capital transactions:
Transfers of net premiums	1,103,304	2,108,292	2,198,282	2,501,919	310,324	312,264	2,928,695
Transfers due to death benefits	(560,099)	(835,305)	(667,323)	(733,302)	(14,328)	(109,362)	(892,770)
Transfers due to withdrawal of funds	(1,323,363)	(3,417,992)	(3,264,906)	(3,315,732)	(214,506)	(312,511)	(4,103,639)
Transfers due to policy loans, net of repayments	(2,010,974)	(1,239,184)	(1,199,683)	(1,074,586)	(46,809)	(128,468)	(793,629)
Transfers due to cost of insurance	—	—	—	—	—	—	(93,610)
Transfers due to administrative charges	(1,593,041)	(3,087,021)	(2,775,891)	(3,314,567)	(275,603)	(374,185)	(4,132,123)
Transfers between divisions and
(to) from General Account	496,457	195,004	113,962	(623,437)	78,585	595,144	700,513

Net increase (decrease) in net assets
resulting from capital transactions	(3,887,716)	(6,276,206)	(5,595,559)	(6,559,705)	(162,337)	(17,118)	(6,386,563)
Total increase (decrease)	8,772,774	21,210,850	11,542,700	6,912,733	(25,161)	1,346,764	6,107,573

NET ASSETS, at beginning of the year	39,265,629	84,226,830	74,527,815	88,485,833	5,440,206	10,809,252	91,896,980

NET ASSETS, at end of the year	$48,038,403	$105,437,680	$86,070,515	$95,398,566	$5,415,045	$12,156,016	$98,004,553
See Notes to Financial Statements

MML Bay State Variable Life Separate Account I
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

		MML	MML	MML	MML	T. Rowe Price
	MML	Equity	Managed	Small	U.S. Government	Mid-Cap
	Equity	Index	Bond	Cap Equity	Money Market	Growth
	Division	Division	Division	Division	Division	Division
Investment income
Dividends	$5,904,115	$364,101	$497,495	$—	$309,419	$—
Interest income on Policy loans (Note 3F)	53,297	—	5,413	—	355	—
Total income	5,957,412	364,101	502,908	—	309,774	—

Expenses
Mortality and expense risk charge	1,471,561	154,919	54,746	54,492	34,083	236,615
Net investment income (loss)	4,485,851	209,182	448,162	(54,492)	275,691	(236,615)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	4,560,556	1,015,654	(222,982)	192,536	105	432,738
Realized gain distribution	3,144,541	995,952	—	615,304	—	4,415,385
Realized gain (loss)	7,705,097	2,011,606	(222,982)	807,840	105	4,848,123

Change in net unrealized appreciation
(depreciation) of investments	38,609,828	4,565,289	141,302	398,808	(105)	(501,322)

Net gain (loss) on investments	46,314,925	6,576,895	(81,680)	1,206,648	—	4,346,801

Net increase (decrease) in net assets
resulting from operations	50,800,776	6,786,077	366,482	1,152,156	275,691	4,110,186
See Notes to Financial Statements

MML Bay State Variable Life Separate Account I
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)
For The Year Ended December 31, 2024

		MML	MML	MML	MML	T. Rowe Price
	MML	Equity	Managed	Small	U.S. Government	Mid-Cap
	Equity	Index	Bond	Cap Equity	Money Market	Growth
	Division	Division	Division	Division	Division	Division
Capital transactions:
Transfers of net premiums	8,839,646	523,348	825,486	210,425	292,431	842,934
Transfers due to death benefits	(4,051,463)	(284,194)	(120,292)	(233,265)	(292,285)	(489,592)
Transfers due to withdrawal of funds	(11,720,140)	(1,156,402)	(576,323)	(346,273)	(926,664)	(1,327,501)
Transfers due to policy loans, net of repayments	(3,211,519)	(261,446)	(110,932)	(75,684)	(28,297)	(449,677)
Transfers due to cost of insurance	(155,211)	—	(15,249)	—	(13,380)	—
Transfers due to administrative charges	(11,691,518)	(946,368)	(827,362)	(300,572)	(441,976)	(1,401,592)
Transfers between divisions and
(to) from General Account	(324,205)	441,569	69,703	56,160	1,034,504	(252,981)

Net increase (decrease) in net assets
resulting from capital transactions	(22,314,410)	(1,683,493)	(754,969)	(689,209)	(375,667)	(3,078,409)
Total increase (decrease)	28,486,366	5,102,584	(388,487)	462,947	(99,976)	1,031,777

NET ASSETS, at beginning of the year	276,810,009	29,197,754	11,059,158	9,601,706	6,266,381	47,852,087

NET ASSETS, at end of the year	$305,296,375	$34,300,338	$10,670,671	$10,064,653	$6,166,405	$48,883,864

MML Bay State Variable Life Separate Account I
 Notes To Financial Statements
1. ORGANIZATION
MML Bay State Variable Life Separate Account I (“the Separate Account”) is a separate investment account of
MML Bay State Life Insurance Company (“MML Bay State”) established on June 9, 1982. The Separate
Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).
On June 30, 1997, MML Bay State redomesticated from the State of Missouri to the State of Connecticut. MML
Bay State is an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).
MML Bay State maintains three products within the Separate Account: Variable Life, Variable Life Plus, and
Variable Life Select.
The assets and liabilities of the Separate Account are clearly identified and distinguished from MML Bay
State’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MML Bay State business.
2. INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS
As of December 31, 2025, the Separate Account consists of thirteen divisions that invest in the following mutual funds. All of the divisions/funds may not be available through each of the products within the Separate
Account:

The division listed in the first column
Divisions	invests in the fund in this column

Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Portfolio[1]
Invesco V.I. Discovery Large Cap Division	Invesco V.I. Discovery Large Cap Fund[2,7]
Invesco V.I. Discovery Mid Cap Growth Division	Invesco V.I. Discovery Mid Cap Growth Fund[2]
Invesco V.I. Global Division	Invesco V.I. Global Fund[2]
Invesco V.I. Global Strategic Income Division	Invesco V.I. Global Strategic Income Fund[2]
LVIP American Century Disciplined Core Value Division	LVIP American Century Disciplined Core Value Fund[3,6]
MML Blend Division	MML Blend Fund[4]
MML Equity Division	MML Equity Fund[4]
MML Equity Index Division	MML Equity Index Fund[4]
MML Invesco Small Cap Equity Division	MML VIP Invesco Small Cap Equity Fund[4,8]
MML Managed Bond Division	MML Managed Bond Fund[4]
MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund[4]
T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio[5]
In addition to the thirteen divisions, some policy owners may also allocate funds to the Guaranteed Principal
Account ("GPA"), which is part of MML Bay State’s general investment account ("General Account"). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the
Securities Act of 1933, and the General Account and the GPA are not registered as an investment company under the 1940 Act.
1 Fidelity Management & Research Company LLC is the investment adviser to this Portfolio.
2 Invesco Advisers, Inc. is the investment adviser to this Fund.
3 Lincoln Financial Investments Corporation is the investment adviser to this Fund.
4 MML Investment Advisers, LLC, a wholly-owned subsidiary of MassMutual, is the investment adviser to this Fund.
5 T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.
6 Effective April 26, 2024, the American Century VP Disciplined Core Value Fund reorganized into the LVIP American Century
Disciplined Core Value Fund. As a result of the underlying fund reorganization, the LVIP American Century Disciplined Core Value
Division was added as an investment option and assumed the accounting and performance history of the American Century VP
Disciplined Core Value Division.
7 Prior to April 30, 2025, known as Invesco V.I. Capital Appreciation Fund.
8 Prior to November 14, 2025, known as MML Small Cap Equity Fund.

Notes To Financial Statements (Continued)
3. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (U.S. GAAP).
MML Bay State Variable Life Separate Account I follows the accounting and reporting guidance in FASB
Accounting Standards Codification (ASC) 946, Investment Companies.
A.Investment Valuation
Investments in the underlying funds held by each division are carried at fair value which is based on the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.
B.Accounting for Investments
Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and they are generally reinvested in the underlying funds.
C.Federal Income Taxes
MML Bay State is taxed under federal law as a life insurance company under the provisions of the
1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate
Account’s investment performance. Accordingly, no provision for federal income tax has been made.
MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a tax liability attributable to the Separate Account.
D.Policy Charges
See Note 8B for charges associated with the policies.
E.Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
F.Policy Loans
When a policy loan is made, the Separate Account transfers the amount of the loan to MML Bay State, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 5% to 6% per year or (in all jurisdictions except Arkansas) an adjustable loan rate. The adjustable loan rate is determined each year for the following policy year.
As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 3% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. The loan interest rate expense charge represents the difference (cost) between the loan interest rate charged and the interest credited on loaned amounts. This amount does not participate in the
Separate Account’s investment performance.
Interest income is earned on loans on the accrual basis. Interest income presented in the Statement of
Operations represents interest credited by MML Bay State to policyholders of the Variable Life product on their outstanding loan balance.
G.Policy Owner’s Share of Net Assets
The policy owner’s share of net assets in the Variable Life Product is expressed in terms of dollars rather than shares or units of investments. Charges assessed by the Separate Account, for the Variable
Life Product as noted in Note 8B, shown as a reduction in units, or a redemption of units, are a reduction of assets.
H.  Life Reserves
Life reserves are developed by using accepted actuarial methods and are computed using the 1958
CSO or 1980 CSO mortality tables.

Notes To Financial Statements (Continued)
I.  Single Reportable Segment
The Separate Account derives revenues from variable life insurance products. MassMutual has identified the Head of Brand, Product, and Affiliate Distribution and their Team as the chief operating decision maker (CODM) for overseeing the products and the performance of the underlying funds to evaluate the results of the business and make operational decisions. The Separate Account’s products constitute as a single operating segment and therefore, a single reportable segment. Separate Accounts are structured with a limited purpose by design and their sole purpose, which records and reports the invested funds and activities and performance chosen by contract/policy holders. Investment performance of funds may vary based on the underlying fund’s investment objectives specified in the fund prospectuses. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies herein.
4. FAIR VALUE OF FINANCIAL INSTRUMENTS
Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”)
defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate
Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.
Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:
• Level 1 – quoted prices in active markets for identical securities
•Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•Level 3 – unobservable inputs
The investments of the Separate Account are measured at fair value. All the investments are categorized as
Level 1 as of December 31, 2025. There have been no transfers between levels for the year ended December 31,
2025.
5. RELATED PARTY TRANSACTIONS
A.Sales Agreements
Pursuant to separate underwriting agreements with MML Bay State, on its own behalf and on behalf of the
Separate Account, MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the policies sold by its registered representatives, and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.
Both MMLIS and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry
Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MSD to those broker-dealers.
MMLIS and MSD also receive compensation for their actions as principal underwriters of the policies.
The policies are no longer offered for sale to the public. Policy owners may continue, however, to make premium payments under existing policies.
B.Receivable from/Payable to MML Bay State
Certain fees such as mortality and expense risk fees are charges paid between the General Account and the
Separate Account. The General Account is not registered as an investment company under the 1940 Act.

Notes To Financial Statements (Continued)
6. PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for each of the years in the two-year period ended December 31, 2025 were as follows:

						LVIP American
	Fidelity®	Invesco V.I.	Invesco V.I.		Invesco V.I.	Century
	VIP	Discovery	Discovery	Invesco V.I.	Global	Disciplined	MML
	Contrafund®	Large Cap	Mid Cap Growth	Global	Strategic Income	Core Value	Blend
	Division	Division	Division	Division	Division	Division	Division
2025
Cost of purchases	$9,040,362	$13,491,975	$8,218,766	$19,441,648	$704,146	$459,165	$11,152,062
Proceeds from sales	(4,931,876)	(7,872,720)	(6,408,319)	(7,314,244)	(500,830)	(1,290,157)	(7,327,777)

			MML
		MML	Invesco	MML	MML	T. Rowe Price
	MML	Equity	Small	Managed	U.S. Government	Mid-Cap
	Equity	Index	Cap Equity	Bond	Money Market	Growth
	Division	Division	Division	Division	Division	Division
2025 (continued)
Cost of purchases	$47,061,395	$7,176,159	$1,834,807	$1,200,925	$2,749,057	$6,413,069
Proceeds from sales	(24,979,190)	(2,888,191)	(1,076,867)	(1,481,547)	(2,486,056)	(4,799,887)

Notes To Financial Statements (Continued)
6. PURCHASES AND SALES OF INVESTMENTS (Continued)

						LVIP American
	Fidelity®	Invesco V.I.	Invesco V.I.		Invesco V.I.	Century
	VIP	Capital	Discovery	Invesco V.I.	Global	Disciplined	MML
	Contrafund®	Appreciation	Mid Cap Growth	Global	Strategic Income	Core Value	Blend
	Division	Division	Division	Division	Division	Division	Division
2024
Cost of purchases	$6,625,860	$915,955	$724,574	$6,671,366	$452,227	$960,829	$4,494,451
Proceeds from sales	(5,289,908)	(7,733,703)	(6,776,212)	(8,244,315)	(477,052)	(886,273)	(8,650,639)

		MML	MML	MML	MML	T. Rowe Price
	MML	Equity	Managed	Small	U.S. Government	Mid-Cap
	Equity	Index	Bond	Cap Equity	Money Market	Growth
	Division	Division	Division	Division	Division	Division
2024 (continued)
Cost of purchases	$11,878,156	$2,308,771	$1,146,685	$996,790	$2,360,751	$5,024,715
Proceeds from sales	(26,574,457)	(2,787,129)	(1,453,412)	(1,125,188)	(2,463,164)	(3,924,351)

Notes To Financial Statements (Continued)
7. NET INCREASE (DECREASE) IN OUTSTANDING UNITS
The changes in outstanding units for each of the years in the two-year period ended December 31, 2025 were as follows:

						LVIP American
	Fidelity®	Invesco V.I.	Invesco V.I.		Invesco V.I.	Century
	VIP	Discovery	Discovery	Invesco V.I.	Global	Disciplined	MML
	Contrafund®	Large Cap	Mid Cap Growth	Global	Strategic Income	Core Value	Blend
	Division	Division	Division	Division	Division	Division	Division
2025
Units purchased	140,030	166,826	345,663	274,946	96,811	106,008	1,005,417
Units withdrawn	(468,912)	(567,775)	(805,050)	(771,196)	(179,888)	(293,724)	(933,617)
Units transferred between divisions
and (to) from General Account	(53,784)	(20,683)	(36,216)	(26,825)	55,548	(44,380)	5,663
Net increase (decrease)	(382,666)	(421,632)	(495,603)	(523,075)	(27,529)	(232,097)	77,463

			MML
		MML	Invesco	MML	MML	T. Rowe Price
	MML	Equity	Small	Managed	U.S. Government	Mid-Cap
	Equity	Index	Cap Equity	Bond	Money Market	Growth
	Division	Division	Division	Division	Division	Division
2025 (continued)
Units purchased	1,176,382	100,865	42,660	220,954	218,968	117,353
Units withdrawn	(2,888,335)	(479,364)	(154,290)	(396,730)	(1,237,682)	(473,967)
Units transferred between divisions
and (to) from General Account	(149,681)	61,640	(1,814)	21,776	1,048,793	(82,592)
Net increase (decrease)	(1,861,634)	(316,859)	(113,444)	(154,000)	30,079	(439,206)

Notes To Financial Statements (Continued)
7. NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

						LVIP American
	Fidelity®	Invesco V.I.	Invesco V.I.		Invesco V.I.	Century
	VIP	Capital	Discovery	Invesco V.I.	Global	Disciplined	MML
	Contrafund®	Appreciation	Mid Cap Growth	Global	Strategic Income	Core Value	Blend
	Division	Division	Division	Division	Division	Division	Division
2024
Units purchased	830,583	755,621	1,090,047	795,525	271,856	293,330	1,091,958
Units withdrawn	(1,330,843)	(1,132,613)	(1,599,099)	(1,264,778)	(340,523)	(424,552)	(1,768,289)
Units transferred between divisions
and (to) from General Account	36,665	(74,508)	(116,807)	(171,150)	19,330	130,986	36,259
Net increase (decrease)	(463,595)	(451,500)	(625,859)	(640,403)	(49,337)	(237)	(640,072)

		MML	MML	MML	MML	T. Rowe Price
	MML	Equity	Managed	Small	U.S. Government	Mid-Cap
	Equity	Index	Bond	Cap Equity	Money Market	Growth
	Division	Division	Division	Division	Division	Division
2024 (continued)
Units purchased	3,439,328	434,096	720,013	140,107	22,926	326,993
Units withdrawn	(5,410,802)	(802,471)	(918,554)	(237,640)	(1,482,325)	(582,434)
Units transferred between divisions
and (to) from General Account	(371,743)	15,936	(9,530)	(8,097)	1,288,019	(99,095)
Net increase (decrease)	(2,343,217)	(352,439)	(208,071)	(105,630)	(171,380)	(354,536)

Notes To Financial Statements (Continued)
8. FINANCIAL HIGHLIGHTS
A.A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios
(excluding expenses of the underlying funds) and total return ratios for each of the years in the five-year period ended December 31, 2025 follows:

	At December 31,					For the Years Ended December 31,
	Units[4]	Unit Value[3] (Lowest to Highest)			Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)			Total Return[3] (Lowest to Highest)

Fidelity® VIP Contrafund® Division
2025	4,912,264	$—	—	$10.96	$53,843,148	0.14%	—%	—	0.55%	—%	—	20.81%
2024	5,294,930	—	—	9.07	48,038,403	0.19	—	—	0.55	—	—	33.05
2023	5,758,525	—	—	6.82	39,265,629	0.49	—	—	0.55	—	—	32.72
2022	6,164,228	—	—	5.14	31,669,243	0.50	—	—	0.55	—	—	(26.72)
2021	6,556,730	—	—	7.01	45,966,319	0.06	—	—	0.55	—	—	27.13

Invesco V.I. Discovery Large Cap Division[6]
2025	6,438,078	—	—	17.24	111,007,628	—	—	—	0.55	—	—	12.18
2024	6,859,710	—	—	15.37	105,437,680	—	—	—	0.55	—	—	33.42
2023	7,311,210	—	—	11.52	84,226,830	—	—	—	0.55	—	—	34.64
2022	7,876,827	—	—	8.56	67,398,710	—	—	—	0.55	—	—	(31.16)
2021	8,273,970	—	—	12.43	102,845,503	—	—	—	0.55	—	—	21.90

Invesco V.I. Discovery Mid Cap Growth Division
2025	8,473,089	—	—	10.00	84,741,347	—	—	—	0.55	—	—	4.21
2024	8,968,692	—	—	9.60	86,070,515	—	—	—	0.55	—	—	23.55
2023	9,594,551	—	—	7.77	74,527,815	—	—	—	0.55	—	—	12.53
2022	10,325,027	—	—	6.90	71,270,133	—	—	—	0.55	—	—	(31.36)
2021	10,925,539	—	—	10.06	109,870,686	—	—	—	0.55	—	—	18.45

Invesco V.I. Global Division
2025	8,246,292	5.92	to	15.69	103,266,685	—	0.40	to	0.55	14.69	to	14.86
2024	8,769,368	5.15	to	13.68	95,398,566	—	0.40	to	0.55	15.43	to	15.60
2023	9,409,770	4.46	to	11.85	88,485,833	0.23	0.40	to	0.55	34.00	to	34.20
2022	10,044,958	3.32	to	8.84	70,488,410	—	0.40	to	0.55	(32.14)	to	(32.04)
2021	10,607,666	4.89	to	13.03	109,028,535	—	0.40	to	0.55	14.86	to	15.03

Invesco V.I. Global Strategic Income Division
2025	1,580,228	—	—	3.78	5,980,354	5.83	—	—	0.55	—	—	12.36
2024	1,607,758	—	—	3.37	5,415,045	3.10	—	—	0.55	—	—	2.59
2023	1,657,094	—	—	3.28	5,440,206	—	—	—	0.55	—	—	8.29
2022	1,727,789	—	—	3.03	5,238,175	—	—	—	0.55	—	—	(11.95)
2021	1,798,574	—	—	3.44	6,192,496	4.69	—	—	0.55	—	—	(3.94)

LVIP American Century Disciplined Core Value Division[5]
2025	2,827,212	—	—	4.54	12,832,175	1.67	—	—	0.55	—	—	14.23
2024	3,059,309	—	—	3.97	12,156,016	1.32	—	—	0.55	—	—	12.47
2023	3,059,546	—	—	3.53	10,809,252	1.54	—	—	0.55	—	—	8.06
2022	3,285,604	—	—	3.27	10,742,197	1.77	—	—	0.55	—	—	(13.21)
2021	3,385,525	—	—	3.77	12,754,107	1.08	—	—	0.55	—	—	22.97

MML Blend Division
2025	10,333,244	7.56	to	16.73	108,779,948	2.06	0.25	to	0.55	12.22	to	12.56
2024	10,255,782	6.74	to	14.88	98,004,553	1.89	0.25	to	0.55	14.01	to	14.36
2023	10,895,854	5.91	to	13.03	91,896,980	1.70	0.25	to	0.55	16.97	to	17.32
2022	11,662,871	5.05	to	11.13	84,051,040	1.35	0.25	to	0.55	(17.05)	to	(16.80)
2021	13,001,141	6.09	to	13.39	111,608,842	2.13	0.25	to	0.55	14.39	to	14.74

MML Equity Division
2025	29,449,738	8.75	to	20.79	334,218,652	2.02	0.25	to	0.55	16.85	to	17.20
2024	31,311,372	7.49	to	17.77	305,296,375	1.97	0.25	to	0.55	18.73	to	19.09
2023	33,654,588	6.31	to	14.94	276,810,009	2.12	0.25	to	0.55	8.73	to	9.05
2022	36,457,273	5.80	to	13.72	275,019,648	1.62	0.25	to	0.55	(5.17)	to	(4.88)
2021	38,429,166	6.12	to	14.45	305,797,199	1.66	0.25	to	0.55	29.55	to	29.93

Notes To Financial Statements (Continued)
8. FINANCIAL HIGHLIGHTS (Continued)

	At December 31,					For the Years Ended December 31,
	Units[4]	Unit Value[3] (Lowest to Highest)			Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)			Total Return[3] (Lowest to Highest)

MML Equity Index Division
2025	5,911,796	$6.23	to	$6.64	$38,098,863	1.21%	0.40%	to	0.55%	16.93%	to	17.11%
2024	6,228,655	5.32	to	5.68	34,300,338	1.13	0.40	to	0.55	23.91	to	24.09
2023	6,581,093	4.29	to	4.58	29,197,754	1.40	0.40	to	0.55	25.24	to	25.43
2022	6,995,075	3.42	to	3.66	24,768,914	1.44	0.40	to	0.55	(18.80)	to	(18.67)
2021	18,747,410	4.20	to	4.50	83,352,503	1.44	0.40	to	0.55	27.67	to	27.86

MML Invesco Small Cap Equity Division[6]
2025	1,363,642	—	—	7.38	10,059,797	0.59	—	—	0.55	—	—	8.27
2024	1,477,087	—	—	6.81	10,064,653	—	—	—	0.55	—	—	12.32
2023	1,582,716	—	—	6.07	9,601,706	1.27	—	—	0.55	—	—	17.17
2022	1,698,104	—	—	5.18	8,792,452	0.71	—	—	0.55	—	—	(16.34)
2021	1,774,568	—	—	6.19	10,983,023	0.44	—	—	0.55	—	—	22.08

MML Managed Bond Division
2025	2,700,128	3.32	to	6.30	10,801,865	3.77	0.25	to	0.55	7.26	to	7.58
2024	2,854,129	3.09	to	5.86	10,670,671	4.54	0.25	to	0.55	3.31	to	3.62
2023	3,062,200	2.99	to	5.66	11,059,158	3.94	0.25	to	0.55	6.12	to	6.43
2022	3,258,190	2.82	to	5.33	11,094,247	3.11	0.25	to	0.55	(15.47)	to	(15.22)
2021	3,569,522	3.34	to	6.30	14,300,735	3.18	0.25	to	0.55	0.26	to	0.56

MML U.S. Government Money Market Division
2025	3,693,668	1.64	to	2.45	6,427,989	3.72	0.25	to	0.55	3.23	to	3.54
2024	3,663,589	1.58	to	2.37	6,166,405	4.68	0.25	to	0.55	4.22	to	4.54
2023	3,834,968	1.52	to	2.27	6,266,381	4.51	0.25	to	0.55	4.06	to	4.38
2022	3,599,695	1.46	to	2.18	5,703,752	1.21	0.25	to	0.55	0.66	to	0.96
2021	3,800,969	1.45	to	2.16	5,978,908	—	0.25	to	0.55	(0.55)	to	(0.25)

T. Rowe Price Mid-Cap Growth Division
2025	4,961,984	8.38	to	10.31	46,238,910	—	0.40	to	0.55	2.98	to	3.13
2024	5,401,189	8.12	to	10.01	48,883,864	—	0.40	to	0.55	8.71	to	8.88
2023	5,755,726	7.46	to	9.21	47,852,087	—	0.40	to	0.55	19.30	to	19.48
2022	6,158,154	6.25	to	7.72	42,920,035	—	0.40	to	0.55	(23.00)	to	(22.89)
2021	6,623,487	8.10	to	10.02	59,837,582	—	0.40	to	0.55	14.22	to	14.39
1The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
2The expense ratios represent the annualized policy expense of the divisions of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
3The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction in unit values. These ratios do not include any expenses assessed through the redemption of units. As the total return table is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.
4See note 3G with respect to Variable Life.
5Effective April 26, 2024, the American Century VP Disciplined Core Value Fund reorganized into the LVIP American Century Disciplined
Core Value Fund. As a result of the underlying fund reorganization, the LVIP American Century Disciplined Core Value Division was
added as an investment option and assumed the accounting and performance history of the American Century VP Disciplined Core Value
Division. Financial Highlights for the years 2021-2023 correspond to the American Century VP Disciplined Core Value Division.
6See Note 2 to the financial statements for the previous name of this Sub-Account.

Notes To Financial Statements (Continued)
8. FINANCIAL HIGHLIGHTS (Continued)
B.The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through the redemption of units for all policies contained within the Separate Account (see note 3G). Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$2.50 to $6.00 per month
This charge is assessed through the redemption of units.

Mortality and Expense Risk Charge	Effective annual rate of 0.25% to 0.55% of the policy’s average daily net assets in the Separate Account.
This charge is assessed through reduction of unit values.

Mortality Charge	$0.01688 to $63.89 per $1,000 of insurance risk
This charge is assessed through the redemption of units.

Additional Mortality Fees	$0.0042 to $83.33 per $1,000 of insurance risk
This charge is assessed through the redemption of units.	$0.08 to $83.33 per $1,000 of face amount

Loan Interest Rate Expense Charge	Effective annual rate of 0.90% to 1.00% of the
This charge is assessed through the redemption of units.	loan amount

Rider Charges:
The rider charges do not apply to all products within the Separate Account. These charges are assessed through the redemption of units.
A. Accidental Death Benefit	$0.06591 to $1.42 per $1,000 of coverage
B. Death Benefit Guarantee	$0.01 per $1,000 of face amount
C. Insurability Protection	$0.043 to $0.179 per $1,000 of coverage
D. Children's Term	$5.00 per $1,000 of insurance risk
E. Disability Benefit	$0.041 to $0.266 per $1 of monthly deductions
$0.009 to $0.149 per $1 of specified premium
F. Renewable Term	$1.53 to $39.37 per $1,000 of insurance risk
G. Waiver of Monthly Charges	$0.036 to $0.349 per $1 of monthly deductions
H. Waiver of Premium	$0.11 to $3.51 per $1,000 of insurance risk
9. SUBSEQUENT EVENTS
The Separate Account’s management has reviewed events occurring through March 10, 2026, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

MML BAY STATE LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and
for the years ended December 31, 2025, 2024 and 2023

MML BAY STATE LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF FINANCIAL POSITION

KPMG LLP

One Financial Plaza

755 Main Street

Hartford, CT 06103

Independent Auditors’ Report

Board of Directors

MML Bay State Life Insurance Company:

Opinions

We have audited the financial statements of MML Bay State Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2025 and 2024, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the three-year period ended December 31, 2025, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the three-year period ended December 31, 2025, in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Hartford, Connecticut

February 26, 2026

MML BAY STATE LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,	December 31,
	2025	2024
	($ In Millions, except for par value)
Assets:
Bonds	$193	$237
Mortgage loans	1	1
Policy loans	93	98
Cash, cash equivalents and short-term investments	117	81
Other invested assets	1	—
Total invested assets	405	417
Investment income due and accrued	4	5
Federal income taxes	2	2
Net deferred income taxes	1	1
Other than invested assets	10	10
Total assets excluding separate accounts	422	435
Separate account assets	4,955	4,822
Total assets	$5,377	$5,257

Liabilities:
Policyholders' reserves	$144	$144
Liabilities for deposit-type contracts	10	11
Contract claims and other benefits	44	37
Transfers due to separate accounts	(20)	(6)
Payable to affiliates	3	2
Asset valuation reserve	7	7
Other liabilities	27	21
Total liabilities excluding separate accounts	215	216
Separate account liabilities	4,955	4,822
Total liabilities	5,170	5,038
Capital and surplus:
Common stock, $200 par value
50,000 shares authorized
12,501 shares issued and outstanding	3	3
Paid-in and contributed surplus	144	144
Surplus	60	72
Total capital and surplus	207	219
Total liabilities and capital and surplus	$5,377	$5,257

See accompanying notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Revenue:
Premium income	$(5)	$(3)	$(9)
Net investment income	18	20	19
Reserve adjustments on reinsurance ceded	(97)	(94)	(82)
Fees and other income	91	92	90
Total revenue	7	15	18
Benefits, expenses and other deductions:
Policyholders' benefits	82	77	61
Change in policyholders' reserves	(1)	3	4
Net transfers from separate accounts	(96)	(87)	(63)
General insurance expenses	9	8	8
Commissions	2	2	2
State taxes, licenses and fees	1	1	1
Other deductions	(1)	(1)	(2)
Total benefits, expenses and other deductions	(4)	3	11
Net gain from operations before federal income taxes	11	12	7
Federal income tax expense (benefit)	1	1	(1)
Net gain from operations	10	11	8
Net realized capital losses	—	—	(1)
Net income	$10	$11	$7
See accompanying notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Capital and surplus, beginning of year	$219	$233	$252
Net decrease due to:
Net income	10	11	7
Change in other net deferred income taxes	—	(1)	(1)
Change in asset valuation reserve	—	(1)	—
Dividend paid	(21)	(23)	(25)
Other	(1)	—	—
Net decrease	(12)	(14)	(19)
Capital and surplus, end of year	$207	$219	$233
See accompanying notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Cash from operations:
Premium and other income collected	$1	$1	$1
Net investment income	19	20	19
Miscellaneous income	(2)	2	30
Benefit payments	(80)	(73)	(69)
Net transfers from separate accounts	83	88	51
Commissions and other expenses	(9)	(11)	(5)
Federal and foreign income taxes recovered	(1)	(1)	(2)
Net cash from operations	11	26	25
Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	48	87	10
Total investment proceeds	48	87	10
Cost of investments acquired:
Bonds	(4)	(74)	(48)
Total investments acquired	(4)	(74)	(48)
Net decrease (increase) in policy loans	6	(2)	(2)
Net cash from (used in) investing activities	50	11	(40)
Cash from financing and miscellaneous sources:
Net withdrawals on deposit-type contracts	(1)	(1)	(2)
Dividend paid	(21)	(23)	(25)
Other cash used	(3)	—	(2)
Net cash used in financing and miscellaneous sources	(25)	(24)	(29)
Net change in cash, cash equivalents and short-term investments	36	13	(44)
Cash, cash equivalents and short-term investments:
Beginning of year	81	68	112
End of year	$117	$81	$68

See accompanying notes to statutory financial statements

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

1.    Nature of operations

These statutory financial statements include MML Bay State Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company is domiciled in the State of Connecticut. It provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual is a mutual life insurance company domiciled in the Commonwealth of Massachusetts. MassMutual and its subsidiaries provide individual and group life insurance, disability income insurance, individual and group annuities and guaranteed interest contracts (GICs) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s affiliated distribution channel, MassMutual Strategic Distributors (MMSD), Institutional Solutions (IS) and Worksite distribution channels.

The affiliated distribution channel is a sales force of financial professionals that operate in the U.S. The affiliated distribution channel sells life insurance, annuities, hybrid life, and DI. The Company’s MMSD channel sells life insurance, DI, annuity, and hybrid life solutions through a network of third-party distribution partners. The Company’s IS distribution channel places group annuities, life insurance and GICs primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s Worksite channel works with advisors and employers across the country to provide American workers with voluntary and executive benefits such as group whole life insurance, group critical illness insurance, group accident insurance and DI, through the workplace.

2.    Summary of significant accounting policies

a.    Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting practices and U.S. GAAP are as follows:

Invested assets

•Bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity
•Non-conforming bonds are generally carried at purchase price, whereas U.S GAAP does not have the concept of non-conforming bonds
•Residual tranches are generally carried at the lower of cost or market, whereas U.S. GAAP reports residual tranches at fair value
•Investments in surplus notes are generally carried at purchase price and accrued income is disallowed, whereas U.S. GAAP reports investments in surplus notes at fair value and accrued income is allowed
•Financial assets including mortgage and other commercial loans, equipment loans, held-to-maturity debt securities, and trade, lease, reinsurance and other receivables are accounted for using the other-than-temporary impairments(s) (OTTI) model described in Note 2t Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses), whereas U.S. GAAP would use the current expected credit loss impairment model for these financial assets carried at amortized cost

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Policyholders’ liabilities

•Statutory policy reserves are generally based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest
•Liabilities for policyholders’ reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts recoverable or due from reinsurers
•Payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances

General insurance expenses and commissions

•Certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP generally would capitalize these expenses and amortize them based on a constant level basis over the expected life of the contracts

Net realized capital (losses) gains

•After-tax realized capital (losses) gains that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue

Capital and surplus

•Changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation
•Assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances
•An asset valuation reserve (AVR) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and limited liability companies and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve and deploys the current expected credit loss impairment model as changes through equity
•Changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Capital and Surplus, whereas U.S. GAAP follows the current expected credit losses model with changes recognized in the income statement
•Statutory Statements of Changes in Capital and Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in AVR, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Other

•Assets and liabilities associated with certain variable universal life contracts, which do not pass-through all investment experience to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of these statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates and assumptions include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment, the value of the investment in the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTA), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in these statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

b.    Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other investments. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

Fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2t. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

c.    Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 2t. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

d.    Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

e.    Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

f.    Debt securities that do not qualify as bonds

Debt securities that do not qualify as bonds represent investments with fixed schedule of future payments that no not qualify for bond reporting under SSAP No. 26. These include securities that lack a substantive creditor relationship, do not provide meaningful credit enhancement, or do not generate sufficient cash flows.

Refer to Note 2t. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for information on the Company’s policy for determining OTTI.

g.    Investment income due and accrued

Accrued investment income consists primarily of interest, which is recognized on an accrual basis.

h.    Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital (losses) gains if resulting from invested asset transactions. Changes in the balances of net deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, may result in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

i.    Other than invested assets

Other than invested assets primarily includes deferred and uncollected life insurance premium, reinsurance recoverable, and other receivables.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.    Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money, supplemental accounts and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the underlying assets are sold. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

k.    Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include the amount of DTA (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end. These assets are designated as nonadmitted and are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Capital and Surplus.

l.    Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, policyholders’ benefits (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue.

m.    Policyholders' reserves

Policyholders’ reserves are developed by actuarial methods and are determined based on statutory prescribed mortality/morbidity tables using specified interest rates and valuation methods that will provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain individual variable annuity products issued by the Company offer guaranteed minimum death benefits (GMDB). The liability for GMDB is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals follow statutory accounting requirements and are sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

n.    Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates.

o.    Transfers due to separate accounts

Transfers due to separate accounts represent a net payable to the Company’s separate accounts.

p.    Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize capital and surplus against fluctuations in credit-related changes in the value of bonds and mortgage loans. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Capital and Surplus.

q.    Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities or, if negative, is included as net negative (Disallowed) IMR for any admitted portion in other than invested assets.

r.    Other liabilities

Other liabilities primarily consist of due and accrued separate account transfers, remittances and items not allocated, affiliated payables and accounts payable.

s.    Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.
Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

t.    Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)

Net realized capital losses, net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Net realized capital losses, including OTTI, are recognized in net income and are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

The Company analyzes investments whose fair value is below the cost for impairment. Generally, if the investment experiences significant credit or interest rate related deterioration, the cost of the investment is not recoverable, or the Company intends to sell the investment before anticipated recovery, an OTTI is recognized as realized investment loss.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDOs. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

For the most subordinated junior CDOs tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario that management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of bonds held at fair value and are recorded as a change in capital and surplus net of tax.

3.    New accounting standards

Adoption of new accounting standards

In August 2025, the NAIC adopted revisions to INT 23-01 (Disallowed IMR) which extended the effective date of the INT to December 31, 2026 and added additional disclosure requirements and clarifications to the guidance in the INT.

INT 23-01 provided optional, limited-term guidance for the assessment of disallowed IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net DTA and admitted disallowed IMR. An insurer is only able to admit the negative IMR if the insurer's risk-based capital is over 300% of the authorized control level after adjusting to remove the assets described above.

Negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also reversed to IMR (as liabilities) and amortized, there is no exclusion for derivatives losses. INT 23-01 was adopted by the Company as of September 30, 2023.

To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01 are reflected in the Company’s financial position, results of operations, and financial statement disclosures. The Company has adopted revisions to INT 23-01, which did not have a material effect on the Company’s financial statements.

Effective January 1, 2024, the NAIC adopted revisions to avoid allocating realized gains or losses from bond sales to the IMR when sold before a rating downgrade. Revisions were also made to avoid allocating realized gains or losses from mortgage loan sales when there is a credit loss allowance, where payments are not 90 days past due. Revisions were also made to update guidance on changes in credit ratings used to allocate credit or interest rate related gains or losses, requiring identification of realized losses from acute credit events to be allocated to AVR. The modifications did not have a material effect on the Company’s financial statements.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Effective March 16, 2024, the NAIC adopted revisions to the requirements of audit and admissibility in SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities (SCA) to better align with the guidance on the look-through methodology. The revisions allow for admitting audited investments in entities owned by unaudited downstream noninsurance holding company SCA entity. The modifications did not have a material effect on the Company’s financial statements.

In August 2023, the NAIC adopted revisions to clarify and incorporate a new bond definition within disclosures SSAP No. 26 – Bonds, SSAP No. 43 – ABS, and other related SSAPs, effective January 1, 2025. The revisions were issued in connection with its principle-based bond definition project, “the Bond Project”.

The Bond Project began in October 2020 through the development of a principle-based bond definition to be used for all securities in determining whether they qualify for reporting on the statutory annual statement Schedule D. Within the new bond definition, bonds are classified as an issuer credit obligation (ICO) or an ABS.

An ICO is defined as a bond where repayment is supported by the general creditworthiness of an operating entity, and an ABS is defined as a bond issued by an entity created for the primary purpose of raising capital through debt backed by financial assets. The revisions to SSAP No. 26 reflect the principle-based bond definition, and SSAP No. 43 provides accounting and reporting guidance for investments that qualify as ABS under the new bond definition. Upon adoption, investments that do not qualify as bonds will not be permitted to be reported as bonds on Schedule D, Part 1 thereafter as there will be no grandfathering for existing investments that do not qualify under the revised SSAPs. The Company has adopted this guidance, resulting in $1 million for all securities reclassed off Schedule D-1, which includes $1 million that resulted with a change in measurement basis. The adoption resulted in a decrease in unrealized capital gains on the Statutory Statement of Changes in Capital and Surplus of less than $1 million for the Company on January 1, 2025. Modifications of disclosures by asset categories are prospectively applied to Note 5a. "Investments – Bonds".

In March 2024, the NAIC adopted revisions to SSAP No. 21 - Other Admitted Assets, effective January 1, 2025, clarifying that residuals follow the effective yield approach with a cap and providing an election for the cost recovery method. The Company elected the effective yield method using the allowable earned yield, capped by the amount of cash distributions received. The modifications did not have a material effect on the Company’s financial statements.

Effective January 1, 2025, revisions were made to short-term investments, which include excluding additional investment types from being reported as cash equivalents or short-term investments regardless of maturity date of the investment at the date of acquisition. Investments will be eliminated from being reported as cash equivalents or short-term investments unless they would qualify under SSAP No. 26 – Bonds as an ICO. Such investments will then only qualify as a cash equivalent or short-term investment if they have a maturity date within 3-months (cash equivalents) or 12-months (short-term) from the date of acquisition or meet the specific requirements for money market mutual funds or cash pooling arrangements. The modifications did not have a material effect on the Company’s financial statements.

The NAIC adopted revisions to various SSAPs for investments in tax credits, acquired tax credits and updated annual statement reporting categories for tax credit investment risk-based capital. These revisions include broad criteria to scope in various tax credit programs, including solar programs and state specific programs. This adoption requires proportional amortization as the measurement approach, as with existing low-income housing tax credits, recording amortization of the investment in the partnership through net investment income and the use of the tax credits in the appropriate tax line. The adopted revisions were effective on January 1, 2025. The modifications were prospectively applied and did not have a material effect on the Company’s financial statements.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In March 2025, the NAIC adopted revisions to clarify how assets held under modified coinsurance (Modco) or funds withheld (FWH) agreements shall be reflected within the restricted asset disclosure in SSAP No.1 -Accounting Policies, Risks & Uncertainties, and Other Disclosures and in the corresponding disclosures in Note 5g."Restricted assets" of the statutory financial statements. It also proposes enhanced disclosures to fully identify the extent of restricted assets reported on balance sheet within a single disclosure as well as identify differences between the restricted asset annual statement disclosure and the amount reported in the annual statement general interrogatories, which is pulled directly into the risk-based capital formulas. The adopted revisions will be effective December 31, 2025. The modifications did not have a material effect on the Company’s financial statements.

In December 2025, the NAIC adopted revisions to SSAP No. 61 - Statutory Accounting for Life & Health Reinsurance and related guidance clarifying that risk transfer for combination reinsurance contracts with interdependent features (e.g., coinsurance and yearly renewable term with aggregate experience refunds or recapture rights) must be evaluated in aggregate. Each component satisfying risk transfer individually is necessary but not sufficient for the contract as a whole. These revisions are effective as of immediately for all for new or newly amended contracts with provisions allowing until December 31, 2026 for existing contracts. The Company is assessing the potential impact on the Company's financial statements.

Future adoption of new accounting standards

In March 2024, the NAIC proposed expansion of the guidance in SSAP No. 56 - Separate Accounts to further address situations and provide consistent accounting guidelines for when assets are reported at a measurement method other than fair value. This is to address an increase in assets reported at book value within the separate investment account, which have been approved under state prescribed practices and/or interpretations that the reference for fund accumulation contracts captures pension risk transfer (PRT) or registered indexed-linked annuities and other similar general-account type products. In August 2024, the NAIC exposed further revisions as to treatment of IMR for transfers between general investment account and separate investment account, with the broad concept that such transfers would have offset IMR impacts between the general investment account and the book value separate investment account with a zero net impact to surplus. In February 2025, the NAIC adopted final revisions to SSAP No. 56 - Separate Accounts. The revisions clarify the measurement method guidance as well as prescribe guidance for how transfers to/from the general investment account and separate investment account shall be recognized. The adopted revisions will be effective on January 1, 2026, with early adoption permitted. The modifications are not expected to have a material impact on the Company’s financial statements.

In November 2024, the NAIC exposed revisions to add guidance for SCAs that are investment in subsidiaries, with consideration to prescribing measurement and potential non-admittance thresholds. Effective December 31, 2026, the concept of investment subsidiaries will be removed from the annual statement. The Company has a material amount of assets within investment subsidiaries and is assessing the potential impact on the Company’s financial statements.

In December 2025, the Statutory Accounting Principles Working Group adopted revisions to SSAP No. 37 - Mortgage Loans to expand the scope to include qualifying statutory investment trusts holding only residential mortgage loans. The revisions require disclosure of all statutory trusts owned by the reporting entity and additional disclosures for mortgage loans acquired through qualifying trusts. These changes are effective January 1, 2027. The Company is assessing the potential impact on the Company’s financial statements.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.    Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company's financial instruments:

	December 31, 2025
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
ICO	$126	$126	$—	$126	$—
ABS	67	65	—	65	—
Mortgage loans	1	1	—	—	1
Cash, cash equivalents and short-term investments	117	117	—	117	—
Separate account assets	4,955	4,937	1,454	3,478	5
Financial liabilities:
Individual annuity contracts	1	1	—	—	1
Supplementary contracts	10	10	—	—	10

	December 31, 2024
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds	$237	$230	$—	$230	$—
Mortgage loans	1	1	—	—	1
Cash, cash equivalents and short-term investments	81	81	2	79	—
Separate account assets	4,822	4,766	1,333	3,427	6
Financial liabilities:
Individual annuity contracts	3	3	—	—	3
Supplementary contracts	10	10	—	—	10

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as Secured Overnight Financing Rate (SOFR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company's asset/liability management analysis.

The following presents the Company's fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2025
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Separate account assets	$1,455	$2,226	$—	$3,681
Total financial assets carried at fair value	$1,455	$2,226	$—	$3,681

Book value separate account assets of $1,274 million are not carried at fair value and, therefore, are not included in this table.

The Company does not have any financial instruments that were carried at net asset value as a practical expedient.

	December 31, 2024
	Level 1	Level 2	Level 3	Total
	(In Millions)
Financial assets:
Bonds	$—	$1	$—	$1
Separate account assets	1,333	2,239	—	3,572
Total financial assets carried at fair value	$1,333	$2,240	$—	$3,573

Book value separate account assets of $1,250 million are not carried at fair value and, therefore, are not included in this table.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes and the level of market activity may result in a reclassification of certain financial assets or liabilities between fair value hierarchy classifications. Such reclassifications are reported as transfers between levels in the beginning fair value for the reporting period in which the changes occur.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets – At December 31, 2025 these assets primarily include ICO bonds and ABS bonds as a result of the Bond Project. At December 31, 2024 these assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies). Their fair values are determined as follows:

ICO bonds - These securities are principally valued using market or income approaches. Level 2 valuations are based on quoted prices in inactive markets or matrix pricing techniques using observable inputs such as benchmark yield curves, spreads, issuer ratings, and comparable trades. Level 3 valuations rely on discounted cash flow models incorporating significant unobservable inputs, including adjustments for illiquidity, bespoke credit spreads, and issuer-specific factors.

ABS bonds - These securities are valued using market or income approaches. Level 2 valuations utilize observable inputs such as benchmark yield curves, spreads, and comparable structured securities. Level 3 valuations incorporate significant unobservable inputs, including assumptions about prepayment speeds, default rates, and liquidity adjustments.

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit-related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company's valuation techniques.

The following presents changes in the Company's Level 3 assets carried at fair value:

	Balance as of	Gains (Losses) in Net Income	Losses (Gains) in Surplus								Balance as of
								Transfers
	01/01/25			Purchases	Issuances	Sales	Settlements	In	Out	Other	12/31/25
	(In Millions)
Financial assets:
Preferred stocks	$—	$—	$—	$—	$1	$—	$(1)	$—	$—	$—	$—
Total financial assets	$—	$—	$—	$—	$1	$—	$(1)	$—	$—	$—	$—

For the year ended December 31, 2024, there were no changes in the Company's level 3 assets carried at fair value.

5.    Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.     Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2025
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
ICO:
Corporate bonds	$107	$1	$1	$107
Single entity backed bonds obligation	7	—	—	7
U.S. government obligation (exempt from RBC)	4	—	—	4
Bonds issued from SEC registered BDC/CEF/REIT	8	—	—	8
Total ICO	126	1	1	126

ABS:
Non-agency CMBS	51	—	2	49
Non-agency RMBS	10	—	—	10
Other financial ABS – self-liquidating	5	—	—	5
Agency CMBS	1	—	—	1
Total ABS	67	—	2	65
Total bonds	$193	$1	$3	$191

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2024
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. government and agencies	$4	$—	$—	$4
Special revenue	2	—	—	2
Industrial and miscellaneous	228	1	8	221
Hybrid securities	2	—	—	2
Parent, subsidiaries and affiliates	1	—	—	1
Total	$237	$1	$8	$230

The quality of the bond portfolio is determined by the use of NAIC's Securities Valuation Office ratings and the equivalent rating agency designations, except for RMBS and CMBS that use third-party modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31, 2025		December 31, 2024
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)
1	Aaa/Aa/A	$146	75%	$168	71%
2	Baa	45	23	66	28
3	Ba	1	1	2	1
4	B	1	1	—	—
6	In or near default	—	—	1	—
	Total	$193	100%	$237	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December 31, 2025				December 31, 2024
	RMBS		CMBS		RMBS		CMBS
NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total
	($ In Millions)
1	$1	100%	$48	92%	$2	100%	$58	92%
2	—	—	3	6	—	—	4	6
3	—	—	—	—	—	—	1	2
4	—	—	1	2	—	—	—	—
	$1	100%	$52	100%	$2	100%	$63	100%

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of the carrying value and fair value of bonds as of December 31, 2025 and 2024 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	December 31, 2025		December 31, 2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$17	$17	$33	$33
Due after one year through five years	80	80	83	81
Due after five years through ten years	26	27	37	36
Due after ten years	70	67	85	80
Total	$193	$191	$238	$230

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Proceeds from sales	$1	$64	$1
Gross realized capital losses from sales	—	—	(1)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2025
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
ICO:
Corporate bonds	$2	$—	2	$40	$1	42
Single entity backed bonds obligation	—	—	1	2	—	1
Bonds issued from SEC registered BDC/CEF/REIT	—	—	—	5	—	8
Total ICO	2	—	3	47	1	51

ABS:
Non-agency RMBS	—	—	2	1	—	18
Non-agency CMBS	—	—	—	49	2	30
Other financial ABS – self-liquidating	1	—	1	2	—	7
Total ABS	1	—	3	52	2	55
Total bonds	$3	$—	6	$99	$3	106

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2024
	Less Than 12 Months			12 Months or Longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U. S. government and agencies	$—	$—	—	$—	$—	1
Special revenue	1	—	2	—	—	—
Industrial and miscellaneous	36	1	41	157	8	173
Parent, subsidiaries and affiliates	—	—	—	1	—	1
Total	$37	$1	43	$158	$8	175

As of December 31, 2025 and 2024, management has not deemed these unrealized losses to be other-than-temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2025, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $53 million. Securities in an unrealized loss position for less than 12 months had a fair value of $1 million and unrealized losses of less than $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $52 million and unrealized losses of $2 million. These securities were primarily categorized as non-agency CMBS and other financial ABS.

As of December 31, 2024, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $69 million. Securities in an unrealized loss position for less than 12 months had a fair value of $7 million and unrealized losses of less than $1 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $62 million and unrealized losses of $5 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2025 or 2024 that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $4 million as of December 31, 2025 and 2024.

Residential mortgage-backed exposure

The Company's RMBS portfolio includes prime, subprime and Alt-A loans. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes 'scratch and dent' or reperforming pools, high loan-to-value pools and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO (Fair Isaac Corporation) scores and loan-to-value ratios.

As of December 31, 2025, RMBS had a total carrying value of $11 million and a fair value of $11 million of which approximately 2%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $6 million and a fair value of $7 million. As of December 31, 2024, RMBS had a total carrying value of $13 million and a fair value of $13 million of which approximately 2%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $8 million and a fair value of $8 million.

During the years ended December 31, 2025 and 2024, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2025 and December 31, 2024, the Company did not have any leveraged loans and leveraged loan CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower's risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $51 million and fair value of $49 million as of December 31, 2025 and a carrying value of $63 million and fair value of $59 million as of December 31, 2024.

b.    5GI Securities

Securities owned by the Company with an NAIC designation of 5GI securities:

	December 31, 2025			December 31, 2024
	Number of 5GI Securities	Carrying Value	Fair Value	Number of 5GI Securities	Carrying Value	Fair Value
	($ In Millions)
Investments:
Preferred stocks - fair value	1	$—	$—	—	$—	$—
Total	1	$—	$—	—	$—	$—

c.     Mortgage loans

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans some of which are backed by Federal Housing Administration and Veterans Administration guarantees. As of December 31, 2025 and 2024, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2025 or 2024.

The carrying and fair values of the Company’s residential mortgage loans were $1 million and $1 million as of December 31, 2025 and 2024, respectively.

The Company uses an internal rating system as its primary method of monitoring credit quality. The residential mortgage loan portfolio translated into the equivalent rating agency designation of AAA/AA/A and had carrying values of $1 million and $1 million as of December 31, 2025 and 2024, respectively.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates, including fixed and variable, on the Company's portfolio of mortgage loans were:

	Years Ended December 31,
	2025		2024
	Low	High	Low	High
Residential mortgage loans	3.9%	6.7%	3.9%	7.6%

The Company did not purchase any residential mortgage loans during the years ended December 31, 2025 and 2024.

The Company did not hold any impaired residential mortgage loans and had no valuation allowances recorded as of December 31, 2025, 2024 and 2023. The Company did not hold any restructured residential mortgage loans or residential mortgage loans with principal or interest past due as of December 31, 2025 or 2024.

d.     Debt securities that do not qualify as bonds

The carrying value and fair value were as follows:

	December 31, 2025
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
Debt securities that do not qualify as bonds	$1	$—	$—	$1

As of December 31, 2025, the Company had no debt securities that do not qualify as bonds that had been in a continuous unrealized loss position.

Premiums, discounts, and yield adjustments on these investments are amortized using either the prospective or retrospective method, depending on the nature of the security and changes in expected cash flows:

•Prospective Method: When estimated cash flows change, the effective yield is recalculated and applied incrementally over the remaining life of the security
•Retrospective Method: When actual cash flows differ significantly from estimates, the prior amortization is adjusted as of the date the cashflow is changed for the full amount of the correction

The Company assigns the amortization method at purchase based on security type and evaluates cash flow estimates quarterly to best reflect the economics of the investment and statutory accounting guidance.

Prepayment assumptions for other invested assets are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience.

As of December 31, 2025, there were no securities sold, redeemed, or otherwise disposed of as a result of a callable or tender offer feature, and no investment income was generated from prepayment penalties or acceleration fees.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.     Net investment income

Net investment income comprised the following:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Bonds	$9	$11	$9
Policy loans	5	6	5
Cash, cash equivalents and short-term investments	5	4	6
Subtotal investment income	19	21	20
Investment expenses	(1)	(1)	(1)
Net investment income	$18	$20	$19

f.     Net realized capital gains (losses)

Net realized capital gains after tax and transfer to the IMR were less than $1 million for the years ended December 31, 2025, 2024 and 2023.

Refer to Note 2q. “Interest maintenance reserve” for information on the Company’s policy for IMR.

For the years ended December 31, 2025, 2024 and 2023, the Company recognized less than $1 million for each year, of OTTI on structured and loan-backed securities, primarily due to the present value of expected cash flows being less than the amortized cost.

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2t. "Net realized capital losses including other-than-temporary impairments and unrealized capital gains (losses)" for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 17. "Impairment listing for loan-backed and structured securities" for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

g.     Restricted assets

Admitted restricted assets by category:

	December 31, 2025
	Gross (Admitted and Non-admitted) Restricted						Percentage
Restricted Asset Category	Total General Account	Total Separate Account Restricted Assets	Total	Total From Prior Year	Increase (Decrease)	Total Admitted Restricted	Gross Admitted and Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ In Millions)
On deposit with states	$4	$—	$4	$4	$—	$4	0.08%	0.08%
Assets held under modco reinsurance agreements	120	2,174	2,295	2,216	79	2,295	42.68%	42.68%
Total restricted assets	$124	$2,174	$2,299	$2,220	$79	$2,299	42.76%	42.76%

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2024
	Gross (Admitted and Non-admitted) Restricted						Percentage
Restricted Asset Category	Total General Account	Total Separate Account Restricted Assets	Total	Total From Prior Year	Increase (Decrease)	Total Admitted Restricted	Gross Admitted and Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ In Millions)
On deposit with states	$4	$—	$4	$4	$—	$4	0.08%	0.08%
Total restricted assets	$4	$—	$4	$4	$—	$4	0.08%	0.08%

6.    Federal income taxes

On August 16th, 2022, the Inflation Reduction Act (IRA) was signed into law and includes certain corporate income tax provisions. Potential impacts to the Company include the imposition of a corporate alternative minimum tax (CAMT). The CAMT imposes a 15% minimum tax on adjusted financial statement income on applicable corporations that have an average adjusted financial statement income over $1 billion in the prior three-year period. The United States Treasury Department and the Internal Revenue Service (IRS) released proposed regulations on September 12, 2024. As of the reporting date, the Company is not an applicable corporation and therefore not liable for CAMT in 2025. Any future CAMT liability will be allocated to Massachusetts Mutual Life Insurance Company (MassMutual) in accordance with the tax allocation agreement.

On July 4th, 2025, “An Act to Provide for Reconciliation Pursuant to Title II of the H. Con. Res. 14” (the Act) was enacted. The Act provides for several corporate tax changes including, but not limited to, restoring full expensing of domestic research and development costs, restoring immediate deductibility of certain capital expenditures, and changes in the computations of U.S. taxation on international earnings. The Act will not have a tax effect on Company’s financial statements.

The Company provides for DTAs in accordance with statutory accounting practices. All of the companies included in these Statutory Financial Statements have met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net DTA or deferred tax liabilities (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2025
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$4	$—	$4
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	4	—	4
DTAs nonadmitted	—	—	—
Subtotal net admitted DTA	4	—	4
Total gross DTLs	(2)	(1)	(3)
Net admitted DTA(L)	$2	$(1)	$1

	December 31, 2024
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$3	$—	$3
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	3	—	3
DTAs nonadmitted	—	—	—
Subtotal net admitted DTA	3	—	3
Total gross DTLs	(2)	—	(2)
Net admitted DTA(L)	$1	$—	$1

	Change
	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$1	$—	$1
Statutory valuation allowance adjustment	—	—	—
Adjusted gross DTAs	1	—	1
DTAs nonadmitted	—	—	—
Subtotal net admitted DTA	1	—	1
Total gross DTLs	—	(1)	(1)
Net admitted DTA(L)	$1	$(1)	$—

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2025
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$—	$—
Remaining adjusted gross DTAs expected to be realized within 3 years:
1.Adjusted gross DTA to be realized	1	—	1
2.Adjusted gross DTA allowed per limitation threshold	31	—	31
Lesser of line 1 or 2	1	—	1
Adjusted gross DTAs offset by existing DTLs	3	—	3
Total admitted DTA realized within 3 years	$4	$—	$4

	December 31, 2024
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$—	$—
Remaining adjusted gross DTAs expected to be realized within 3 years:
1.Adjusted gross DTA to be realized	1	—	1
2.Adjusted gross DTA allowed per limitation threshold	32	—	32
Lesser of line 1 or 2	1	—	1
Adjusted gross DTAs offset by existing DTLs	2	—	2
Total admitted DTA realized within 3 years	$3	$—	$3

	Change
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$—	$—	$—
Remaining adjusted gross DTAs expected to be realized within 3 years:
1.Adjusted gross DTA to be realized	—	—	—
2.Adjusted gross DTA allowed per limitation threshold	(1)	—	(1)
Lesser of line 1 or 2	—	—	—
Adjusted gross DTAs offset by existing DTLs	1	—	1
Total admitted DTA realized within 3 years	$1	$—	$1

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company's total realization threshold limitations are as follows:

	December 31,
	2025	2024
	($ In Millions)
Ratio percentage used to determine recovery period and threshold limitation	6,104%	9,564%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$204	$216

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning is as follows:

December 31, 2025
	Ordinary	Capital	Total
(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	—%	—%	—%

	December 31, 2024
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	1%	—%	1%

	Change
	Ordinary	Capital	Total
	(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	—%	—%	—%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	(1)%	—%	(1)%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$1	$1	$(1)
Foreign income tax expense on operating earnings	—	—	—
Total federal and foreign income tax expense (benefit)	1	1	(1)
on operating earnings
Federal income tax expense (benefit) on net realized capital gains	—	—	—
Total federal and foreign income tax expense (benefit)	$1	$1	$(1)

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2025	2024	Change
	(In Millions)
DTAs:
Ordinary
Reserve items	$1	$1	$—
Policy acquisition costs	3	3	—
Total ordinary DTAs	4	4	—
Nonadmitted DTAs	—	—	—
Admitted ordinary DTAs	4	4	—

Capital
Investment items	—	—	—
Total capital DTAs	—	—	—
Nonadmitted DTAs	—	—	—
Admitted capital DTAs	—	—	—
Admitted DTAs	4	4	—

DTLs:
Ordinary
Other	2	2	—
Total ordinary DTLs	2	2	—

Capital
Investment items	1	1	—
Total capital DTLs	1	1	—

Total DTLs	3	3	—
Net admitted DTA	$1	$1	$—

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Net DTA(L)	$—	$(1)	$(1)
Less: Items not recorded in the change in net deferred income taxes:	—	—	—
Change in net deferred income taxes	$—	$(1)	$(1)

As of December 31, 2025, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Capital and Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Provision computed at federal statutory rate of 21%	$2	$2	$1
Investment items	(1)	—	(1)
Total statutory income tax expense	$1	$2	$—

Federal and foreign income tax expense (benefit)	$1	$1	$(1)
Change in net deferred income taxes	—	1	1
Total statutory income tax expense	$1	$2	$—

The Company paid federal income taxes in the amount of $1 million in 2025, $1 million in 2024 and $2 million in 2023.

The total income taxes available in the current and prior years that will be available for recoupment in the event of future net capital losses totaled $0 million related to 2025, $0 million related to 2024 and $0 million related to 2023.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries. The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes. In accordance with the Agreement, future CAMT is outside of the scope of the general tax allocation method and, consequently any future CAMT liability of a subsidiary shall be allocated solely to MassMutual.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Internal Revenue Service (IRS) has completed its examination of MassMutual and its subsidiaries for the years 2016 and prior. The 2017-2018 tax years are in Appeals. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

As of December 31, 2025 and 2024, the Company did not recognize any protective deposits as admitted assets.

7.    Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position.

The Company had $3 million of deferred and uncollected life insurance premium for ordinary renewal as of December 31, 2025 and December 31, 2024. As of December 31, 2025 and 2024, the Company did not have deferred and uncollected life insurance premium for group life.

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

8.     Policyholders’ liabilities

a.     Policyholders’ reserves

The Company had life insurance in force of $10 billion as of December 31, 2025 and 2024.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2025				2024
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Variable life	141	4.0%	-	5.5%	141	4.0%	-	5.5%
Individual annuities	3	5.0%	-	7.3%	3	5.0%	-	7.3%
Total	$144				$144

Individual annuities include individual annuity contracts, supplementary contracts involving life contingencies and structured settlements.

b.     Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $10 million and $11 million as of December 31, 2025 and 2024, respectively, were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 3.0% to 3.0% and 3.0% to 3.0% as of December 31, 2025 and 2024, respectively.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.     Additional liability for annuity contracts

Certain variable annuity contracts include additional death benefit features. Election of these benefits is generally only available at contract issue.

As of December 31, 2025 and 2024, there were no outstanding liabilities for GMDB.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDB classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2025			December 31, 2024
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$31	$2	74	$32	$2	74

Account values of variable annuity contracts with GMDB are summarized below:

	December 31, 2025			December 31, 2024
	Separate Account	General Account	Total	Separate Account	General Account	Total
	(In Millions)
GMDB	$29	$1	$30	$31	$1	$32

9.     Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The amounts reinsured are on a yearly renewable term or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $35 million.

Refer to Note 14. "Related party transactions" for information about the Company’s affiliated ceded reinsurance transactions.

There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Direct premium	$20	$19	$17
Premium ceded	(25)	(22)	(26)
Total net premium	$(5)	$(3)	$(9)

Ceded reinsurance recoveries	$10	$56	$56

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2025	2024
	(In Millions)
Reinsurance reserves ceded	$(18)	$(20)

Ceded amounts recoverable	$26	$18

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2025 and 2024, respectively, include $15 million and $16 million associated with life insurance policies.

As of December 31, 2025, one reinsurer accounted for 64% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 11%. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

10.     Withdrawal characteristics

a.     Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2025 are illustrated below:

Individual annuities
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
At fair value	—	—	29	29	92%
Total with market value adjustment or at fair value	—	—	29	29	92%
At book value without adjustment (minimal or no charge or adjustment)	1	—	—	1	4%
Not subject to discretionary withdrawal	1	—	—	1	4%
Total, net of reinsurance	$2	$—	$29	$31	100%

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Deposit-type contracts
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
At book value without adjustment (minimal or no charge or adjustment)	$9	$—	$—	$9	90%
Not subject to discretionary withdrawal	1	—	—	1	10%
Total, net of reinsurance	$10	$—	$—	$10	100%

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2025 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$1
Liabilities for deposit-type contracts	10
Subtotal	11
Separate Account Annual Statement:
Annuities	29
Total	$40

b.     Analysis of life actuarial reserves by withdrawal characteristics

The withdrawal characteristics of the Company's life actuarial reserves as of December 31, 2025 are illustrated below:

General account
	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable life	$—	$—	$1
Variable universal life	42	42	143
Not subject to discretionary withdrawal or no cash values:
Disability - disabled lives	—	—	12
Miscellaneous reserves	—	—	4
Total (gross: direct + assumed)	42	42	160
Reinsurance ceded	—	—	18
Total (net)	$42	$42	$142

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Separate account with guarantees
	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$3,423	$3,416	$3,423
Total (gross: direct + assumed)	3,423	3,416	3,423
Total (net)	$3,423	$3,416	$3,423

Separate account nonguaranteed
	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable life	$9	$9	$13
Variable universal life	1,446	1,446	1,445
Total (gross: direct + assumed)	1,455	1,455	1,458
Total (net)	$1,455	$1,455	$1,458

c.     Separate accounts

The Company has guaranteed separate accounts classified as the following: nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2025 is as follows:

	Guaranteed
	Nonindexed Less than/ Equal to 4%	Non Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2025	$—	$22	$22

Reserves at December 31, 2025:
For accounts with assets at:
Fair value	$—	$1,532	$1,532
Amortized cost/book value	3,423	—	3,423
Total Separate Account Liabilities	$3,423	$1,532	$4,955

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$—	$1,532	$1,532
At book value without market value adjustment and current surrender charge of less than 5%	3,423	—	3,423
Total Separate Account Liabilities	$3,423	$1,532	$4,955

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2025, the Company does not have any reserves in separate accounts for asset default risk in lieu of AVR. The Company has a general account AVR of $7 million for book value separate accounts.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$22	$23	$24
Transfers from separate accounts	(118)	(110)	(86)
Net transfers from separate accounts	$(96)	$(87)	$(62)

11.     Changes in capital and surplus

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory capital and surplus is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $21 million of capital and surplus is available for distribution to the shareholder in 2026 without prior regulatory approval. The Company declared and paid a $21 million dividend to C.M. Life in 2025, declared and paid a $23 million dividend to C.M. Life in 2024 and declared and paid a $25 million dividend to C.M. Life in 2023.

12.     Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company's recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2025 and 2024. Accordingly, the Company has excluded these non-cash activities from the Statutory Statements of Cash Flows for the years ended December 31, 2025, 2024 and 2023.

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Bond conversions and refinancing	$7	$1	$—
Stock conversions	1	—	—
Transfer of bonds to partnerships and limited liability companies	1	—	—

13.     Business risks, commitments and contingencies

a.        Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks and credit risk.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. The Company reinsures certain life insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDOs valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company's investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Political Uncertainties

Political events, domestically or internationally, may directly or indirectly trigger or exacerbate risks related to product offerings, profitability, or any of the risk factors described above. Whether those underlying risk factors are driven by geopolitics or not, the Company’s dynamic approach to managing risks enables management to identify risks, internally and externally, develop mitigation plans, and respond to risks in an attempt to proactively reduce the potential impact of each underlying risk factor on the Company.

b.     Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.     Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss offset by related insurance recoveries or other contributions, if any. An accrual may be subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters is inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed.

14.     Related party transactions

Pursuant to a management agreement, MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Fee income:
Investment advisory income	$2	$2	$2
Fee expense:
Management and service contracts and cost-sharing arrangements	10	9	9

The Company reported less than $1 million of amounts due from affiliates as of December 31, 2025 and 2024. The Company reported $3 million and $2 million of amounts due to affiliates as of December 31, 2025 and 2024, respectively. Terms generally require settlement of these amounts within 30 to 90 days.

The Company has a Modco quota-share reinsurance agreement with MassMutual where the Company cedes 100% of the premium on certain bank-owned life insurance policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The Modco adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual.

The Company has a quota-share reinsurance agreement with MassMutual in which MassMutual assumes specific plans of insurance on a yearly renewable term basis.

The net amounts due from MassMutual for the various reinsurance agreements were $3 million and less than $1 million as of December 31, 2025 and December 31, 2024, respectively. These outstanding balances are due and payable with terms ranging from quarterly to annually, depending on the agreement in effect.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the related party reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Premium ceded, related to:
Quota-share reinsurance agreement	$(4)	$(4)	$(5)

Modco adjustments ceded, included in fees and other (expense)	(30)	(28)	(24)

Expense allowances on reinsurance ceded, included in fees and other income, related to:
Modco agreement	7	7	7

Policyholders' benefits ceded, related to:
Modco agreement	27	23	23
Quota-share reinsurance agreement	2	3	2

Experience refunds (paid) received, related to:
Modco agreement	(2)	2	(1)

15.     Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2025 is illustrated below.

Direct and Indirect Subsidiaries of MassMutual
C.M. Life Insurance Company
CML Global Capabilities LLC
MM Global Capabilities I LLC
MM Global Capabilities II LLC
MM Global Capabilities III LLC
MM/Barings Multifamily TEBS 2020 LLC
Berkshire Way LLC
MML Special Situations Investor LLC
Timberland Forest Holding LLC
Insurance Road LLC
EM Opportunities LLC
MassMutual MCAM Insurance Company, Inc.
MassMutual Ventures US IV GP, LLC
MassMutual Ventures US IV, L.P.
MassMutual Ventures Europe/APAC I GP, LLC
MassMutual Ventures Europe/APAC I GP, L.P.
MassMutual Ventures Europe/APAC I L.P.
Counterpointe Sustainable Advisors LLC
Jefferies Finance LLC (50% owned by MMLIC)
Glidepath Holdings Inc.
MassMutual Mortgage Lending LLC
MM Copper Hill Road LLC

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MMV CTF I GP LLC
MassMutual Ventures Climate Technology Fund I L.P.
MM Direct Private Investments Holding LLC
DPI-ACRES Capital LLC
DPI-ARES Mortgage Lending LLC
MM Investment Holding
MML CM LLC
MML Distributors LLC
MML Investment Advisers, LLC
MML Strategic Distributors, LLC
MassMutual Private Wealth & Trust, FSB
MML Private Placement Investment Company I, LLC
MML Private Equity Fund Investor LLC
MM Private Equity Intercontinental LLC
Pioneers Gate LLC
MassMutual Holding LLC
Amherst Long Term Holdings, LLC
Enroll Confidently, Inc.
Imbiba Growth LLP
Yunfeng Financial Group Limited
MassMutual External Benefits Group LLC
Stillings Street LLC
Eclipse Business Capital LLC
Port 51 Lending Holdings LLC
Counterpoint - MM MOrtgage Lending LLC
LNL MM, LLC
CapSec LLC
LNL MM, LLC
MML Bay State Life Insurance Company
CML Special Situations Investor LLC
CM Life Mortgage Lending LLC

16.     Subsequent events

Management of the Company has evaluated subsequent events through February 26, 2026, the date the financial statements were available to be issued to state regulators and subsequently on the Company’s website. No events have occurred subsequent to the date of the financial statements.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.     Impairment listing for loan-backed and structured securities
The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2025	$—	$—	$—	$—	$—	$—	$—
September 30, 2025	—	—	—	—	—	—	—
June 30, 2025	—	—	—	—	—	—	—
March 31, 2025	4,993		4,993	4,883	(110)	4,883	4,828
December 31, 2024	—	—	—	—	—	—	—
September 30, 2024	102,752	—	102,752	94,226	(8,526)	94,226	100,479
June 30, 2024	111,977	—	111,977	107,883	(4,094)	107,883	103,605
March 31, 2024	66,650	—	66,650	64,938	(1,712)	64,938	60,182
December 31, 2023	135,844	—	135,844	130,490	(5,354)	130,490	105,515
September 30, 2023	74,507	—	74,507	72,723	(1,784)	72,723	67,736
June 30, 2023	64,028	—	64,028	63,592	(436)	63,592	57,835
March 31, 2023	66,564	—	66,564	63,566	(2,998)	63,566	59,093
December 31, 2022	166,637	—	166,637	158,762	(7,875)	158,762	153,083
September 30, 2022	134,938	—	134,938	125,495	(9,442)	125,495	114,620
June 30, 2022	64,745	—	64,745	62,370	(2,375)	62,370	62,586
March 31, 2022	140,707	—	140,707	129,983	(10,724)	129,983	128,496
December 31, 2021	85,732	—	85,732	81,911	(3,820)	81,912	76,952
June 30, 2021	152,001	—	152,001	147,872	(4,129)	147,872	151,665
March 31, 2021	93,988	—	93,988	90,012	(3,976)	90,012	80,737
December 31, 2020	95,926	—	95,926	94,337	(1,589)	94,337	85,603
March 31, 2019	21,072	—	21,072	19,523	(1,549)	19,523	572
December 31, 2018	18,632	—	18,632	1,599	(17,033)	1,599	1,903
June 30, 2017	342	—	342	267	(76)	267	2,967
March 31, 2017	94,424	—	94,424	53,149	(41,274)	53,149	89,279
December 31, 2016	110,964	—	110,964	109,147	(1,816)	109,147	104,908
September 30, 2016	118,384	—	118,384	117,539	(845)	117,539	112,771
June 30, 2016	76,837	—	76,837	70,385	(6,452)	70,385	72,517
September 30, 2015	79,533	—	79,533	77,197	(2,337)	77,197	76,961
December 31, 2014	7,387	—	7,387	5,752	(1,635)	5,752	24,010
March 31, 2014	11,682	—	11,686	11,342	(340)	11,342	13,573
December 31, 2013	8,955	—	8,955	7,967	(989)	7,967	11,477
September 30, 2013	5,947	—	5,947	5,842	(104)	5,842	5,478
June 30, 2013	456,120	—	456,120	445,397	(10,723)	445,397	340,977
December 31, 2012	1,242,596	—	1,242,596	1,144,981	(97,615)	1,144,981	1,195,405
September 30, 2012	2,265,156	—	2,265,156	2,103,073	(162,083)	2,103,073	2,115,759
June 30, 2012	1,884,018	—	1,884,018	1,845,692	(38,325)	1,845,692	1,521,643
March 31, 2012	3,900,635	—	3,900,635	3,788,244	(112,391)	3,788,244	3,066,813
December 31, 2011	3,900,658	—	3,900,658	3,740,566	(160,092)	3,740,566	3,217,415
September 30, 2011	2,070,737	—	2,070,737	2,014,121	(56,616)	2,014,121	1,664,099
June 30, 2011	4,933,708	—	4,933,708	4,626,546	(307,162)	4,626,546	3,860,445
March 31, 2011	3,031,095	—	3,031,095	2,949,182	(81,913)	2,949,182	2,370,633
December 31, 2010	2,843,613	—	2,843,613	2,795,486	(48,127)	2,795,486	2,189,661
September 30, 2010	3,666,523	—	3,666,523	3,544,040	(122,482)	3,544,040	2,935,440
June 30, 2010	2,331,449	—	2,331,449	2,200,016	(131,433)	2,200,016	1,658,548
March 31, 2010	3,606,733	—	3,606,733	3,269,444	(337,290)	3,269,444	2,259,717
December 31, 2009	4,888,306	—	4,888,306	4,101,773	(786,533)	4,101,773	2,994,613
September 30, 2009	10,338,099	207,960	10,546,059	9,768,287	(777,772)	9,768,287	6,661,983
Totals		$207,960			$(3,373,951)

Asset-backed and structured securities that recognized OTTI were less than $1 million for the year ended December 31, 2025.

MML BAY STATE LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a CUSIP detail list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

1	2	3	4	5	6	7
CUSIP	Adjusted Carrying Value Amortized Cost before OTTI	Present Value of Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value at Time of OTTI	Date of Financial Instrument Where Reported
22540VG71	$4,993	$4,883	$110	$4,883	$4,828	March 31, 2025
Totals	4,993	4,883	110	4,883	4,828	XXX